UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21098

LMP Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

ITEM 1.  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Report

LMP Real Estate Income Fund Inc.

(RIT)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Real Estate Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is high current income and the Fund’s secondary investment objective is capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	IV

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	6

Statement of operations	7

Statements of changes in net assets	8

Statement of cash flows	9

Financial highlights	10

Notes to financial statements	11

Additional shareholder information	21

Dividend reinvestment plan	22

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Real Estate Income Fund Inc. for the six-month reporting period ended June 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

Special shareholder notice

Effective August 15, 2011, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, assumes primary responsibility for the day-to-day management of the Fund’s portfolio. LMPFA currently provides management and administrative services to the Fund. Following LMPFA’s assumption of the day-to-day management of the Fund’s portfolio, the Fund no longer has a subadviser.

Mark McAllister will serve as senior portfolio manager of the Fund. Mr. McAllister is a managing director and senior portfolio manager at LMPFA. Prior to 2011, Mr. McAllister was a partner and managing director at High Rise Capital Management, L.P. Prior to June 2007, Mr. McAllister was a managing director and senior portfolio manager at predecessor firms of LMPFA. John Baldi, a director and senior research analyst at LMPFA, will serve as co-portfolio manager to the Fund. Mr. Baldi joined a predecessor firm of LMPFA in 2004.

LMP Real Estate Income Fund Inc.	III

LMPFA also agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver commences with LMPFA’s assumption of the primary responsibility for the day-to-day management of the Fund’s portfolio and extends through June 30, 2014.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 29, 2011

IV	LMP Real Estate Income Fund Inc.

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began

LMP Real Estate Income Fund Inc.	V

expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved higher during the reporting period. The market got off to a strong start in January and February 2011, as the Index returned 2.37% and 3.43%, respectively. Fueling the market’s

VI	LMP Real Estate Income Fund Inc.

Investment commentary (cont’d)

ascent was optimism for the global economy and corporate profits that generally exceeded expectations. Despite geopolitical unrest in the Middle East, and the devastating earthquake and tsunami in Japan, the market demonstrated resiliency in March and April, as the Index gained 0.04% and 2.96%, respectively. The market took a step backward in May as it fell 1.13% amid concerns for the economy and future corporate profits. Stock prices then declined 1.67% in June due to weaker-than-expected economic data and a further escalation of the European sovereign debt crisis. All told, the Index returned 6.02% over the reporting period.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended June 30, 2011, with the Russell Midcap Indexvi, the large-cap Russell 1000 Indexvii and the small-cap Russell 2000 Indexviii gaining 8.08%, 6.37% and 6.21%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 6.98% and 5.74%, respectively.

Performance review

For the six months ended June 30, 2011, LMP Real Estate Income Fund Inc. returned 6.60% based on its net asset value (“NAV”)xi and 7.92% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the MSCI U.S. REIT Indexxii, returned 10.32% for the same period. The Lipper Real Estate Closed-End Funds Category Averagexiii returned 7.87% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.36 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$11.40 (NAV)	6.60%
$10.53 (Market Price)	7.92%

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XRITX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102

LMP Real Estate Income Fund Inc.	VII

(toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 29, 2011

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VIII	LMP Real Estate Income Fund Inc.

Investment commentary (cont’d)

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

x	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
xi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xii

The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts (“REITs”) that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe.

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 12 funds in the Fund’s Lipper category.

LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of June 30, 2011 and December 31, 2010 and does not include derivatives, such as swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2011

LMP Real Estate Income Fund Inc.

Security	Shares	Value
Common Stocks — 62.5%
Apartments — 8.8%
American Campus Communities Inc.	175,000	$6,216,000	(a)
Camden Property Trust	104,500	6,648,290	(a)
Equity Residential	40,000	2,400,000	(a)
Total Apartments		15,264,290
Diversified — 3.9%
Digital Realty Trust Inc.	45,000	2,780,100
Dundee Real Estate Investment Trust	120,000	4,043,756
Total Diversified		6,823,856
Health Care — 10.6%
HCP Inc.	170,000	6,237,300	(a)
Health Care REIT Inc.	90,000	4,718,700
OMEGA Healthcare Investors Inc.	260,000	5,462,600	(a)
Senior Housing Properties Trust	90,000	2,106,900	(a)
Total Health Care		18,525,500
Industrial — 3.6%
First Potomac Realty Trust	410,000	6,277,100	(a)
Industrial/Office - Mixed — 3.0%
Liberty Property Trust	160,000	5,212,800	(a)
Office — 9.6%
BioMed Realty Trust Inc.	130,000	2,501,200	(a)
CommonWealth REIT	100,000	2,584,000	(a)
Highwoods Properties Inc.	55,000	1,822,150	(a)
Kilroy Realty Corp.	146,700	5,793,183	(a)
Mack-Cali Realty Corp.	120,000	3,952,800	(a)
Total Office		16,653,333
Regional Malls — 4.7%
CBL & Associates Properties Inc.	60,000	1,485,600
Macerich Co.	125,000	6,687,500	(a)
Total Regional Malls		8,173,100
Retail - Free Standing — 7.7%
Getty Realty Corp.	210,000	5,298,300	(a)
National Retail Properties Inc.	220,000	5,392,200	(a)
Realty Income Corp.	80,000	2,679,200	(a)
Total Retail - Free Standing		13,369,700
Shopping Centers — 7.0%
Kite Realty Group Trust	318,800	1,587,624	(a)
Primaris Retail Real Estate Investment Trust	245,000	5,347,348

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report	3

LMP Real Estate Income Fund Inc.

Security	Shares	Value
Shopping Centers — continued
Ramco-Gershenson Properties Trust	125,700	$1,556,166	(a)
Regency Centers Corp.	85,000	3,737,450	(a)
Total Shopping Centers		12,228,588
Specialty — 3.6%
Entertainment Properties Trust	135,000	6,304,500	(a)
Total Common Stocks (Cost — $80,217,619)		108,832,767

	Rate
Preferred Stocks — 37.2%
Apartments — 2.0%
Apartment Investment & Management Co., Cumulative, Series Y	7.875%	70,000	1,764,000
Apartment Investment & Management Co., Cumulative, Series U	7.750%	64,900	1,634,182
Total Apartments			3,398,182
Diversified — 7.6%
Duke Realty Corp., Series M	6.950%	169,800	4,295,940	(a)
LBA Realty Fund LP, Cumulative Redeemable	8.750%	90,000	3,507,192	*(b)
PS Business Parks Inc., Series M	7.200%	75,000	1,883,250	(a)
PS Business Parks Inc., Cumulative Redeemable, Series O	7.375%	45,000	1,134,000	(a)
Vornado Realty Trust, Cumulative Redeemable, Series G	6.625%	100,000	2,485,000	(a)
Total Diversified			13,305,382
Health Care — 1.4%
HCP Inc., Series F	7.100%	100,000	2,504,000
Lodging/Resorts — 6.6%
Equity Lifestyle Properties Inc., Cumulative Redeemable Series A	8.034%	75,000	1,899,750
Hospitality Properties Trust, Cumulative Redeemable, Series B	8.875%	64,800	1,680,264	(a)
LaSalle Hotel Properties, Cumulative Redeemable, Series G	7.250%	52,900	1,310,465
Pebblebrook Hotel Trust, Series A	7.875%	60,000	1,508,400
Strategic Hotels Capital Inc., Series B	8.250%	94,300	2,669,869	*
Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A	8.000%	100,100	2,439,937
Total Lodging/Resorts			11,508,685

See Notes to Financial Statements.

4	LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

LMP Real Estate Income Fund Inc.

Security	Rate	Shares	Value
Office — 3.2%
BioMed Realty Trust Inc., Series A	7.375%	130,000	$3,300,700
Brandywine Realty Trust, Series D	7.375%	46,400	1,165,336
Corporate Office Properties Trust, Cumulative Redeemable, Series J	7.625%	40,000	1,020,800	(a)
Total Office			5,486,836
Regional Malls — 2.2%
Glimcher Realty Trust, Cumulative Redeemable, Series F	8.750%	85,000	2,142,000
Taubman Centers Inc., Cumulative Redeemable, Series H	7.625%	66,000	1,683,000
Total Regional Malls			3,825,000
Retail - Free Standing — 2.3%
National Retail Properties Inc., Cumulative Redeemable, Series C	7.375%	85,000	2,172,813	(a)
Realty Income Corp., Cumulative Redeemable, Series E	6.750%	70,000	1,789,900	(a)
Total Retail - Free Standing			3,962,713
Shopping Centers — 9.0%
Cedar Shopping Centers Inc., Cumulative Redeemable, Series A	8.875%	50,000	1,257,000
Kimco Realty Corp., Series G	7.750%	209,100	5,449,146	(a)
Kite Realty Group Trust, Series A	8.250%	80,000	2,004,800
Urstadt Biddle Properties Inc., Cumulative, Series C	8.500%	63,800	6,954,200	(a)(b)
Total Shopping Centers			15,665,146
Storage — 2.9%
Public Storage Inc., Cumulative Redeemable, Series L	6.750%	200,000	5,110,000	(a)
Total Preferred Stocks (Cost — $63,249,972)			64,765,944
Total Investments before Short-Term Investments (Cost — $143,467,591)			173,598,711

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report	5

LMP Real Estate Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.3%
Repurchase Agreements — 0.3%
Interest in $367,792,000 joint tri-party repurchase agreement dated 6/30/11 with Barclays Capital Inc.; Proceeds at maturity — $451,000; (Fully collateralized by various U.S. government agency obligations, 0.000% to 0.135% due 5/6/13 to 7/15/20; Market value — $460,020) (Cost — $451,000)	0.020%	7/1/11	$451,000	$ 451,000
Total Investments — 100.0% (Cost — $143,918,591#)				$174,049,711

*	Non-income producing security.
(a)	All or a portion of these securities are held as collateral pursuant to a loan agreement.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
REIT — Real Estate Investment Trust

See Notes to Financial Statements.

6	LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $143,918,591)	$174,049,711
Cash	309
Cash deposits with brokers for swap contracts	1,403,345
Dividends and interest receivable	991,530
Receivable for securities sold	5,808
Prepaid expenses	10,890
Total Assets	176,461,593

Liabilities:
Loan payable (Note 5)	45,000,000
Swaps, at value	862,700
Investment management fee payable	128,160
Payable for open swap contracts	31,632
Directors’ fees payable	4,416
Interest payable (Note 5)	2,294
Accrued expenses	95,169
Total Liabilities	46,124,371
Total Net Assets	$130,337,222

Net Assets:
Par value ($0.001 par value; 11,431,201 shares issued and outstanding; 100,000,000 shares authorized)	$ 11,431
Paid-in capital in excess of par value	135,061,512
Overdistributed net investment income	(1,116,506)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(32,888,435)
Net unrealized appreciation on investments, swap contracts and foreign currencies	29,269,220
Total Net Assets	$130,337,222

Shares Outstanding	11,431,201

Net Asset Value	$11.40

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Dividends	$3,563,839
Interest	376
Less: Foreign taxes withheld	(42,713)
Total Investment Income	3,521,502

Expenses:
Investment management fee (Note 2)	773,997
Interest expense (Note 5)	211,693
Transfer agent fees	51,874
Legal fees	37,753
Audit and tax	27,706
Shareholder reports	19,128
Stock exchange listing fees	10,281
Directors’ fees	9,725
Fund accounting fees	6,350
Custody fees	2,254
Insurance	1,812
Miscellaneous expenses	3,107
Total Expenses	1,155,680
Net Investment Income	2,365,822

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,476,860
REIT distributions	398,740
Swap contracts	(395,148)
Foreign currency transactions	488
Net Realized Gain	1,480,940
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	4,348,173
Swap contracts	(259,876)
Foreign currencies	1,095
Change in Net Unrealized Appreciation (Depreciation)	4,089,392
Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	5,570,332
Increase in Net Assets From Operations	$7,936,154

See Notes to Financial Statements.

8	LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$2,365,822	$4,071,431
Net realized gain (loss)	1,480,940	(686,031)
Change in net unrealized appreciation (depreciation)	4,089,392	28,676,266
Increase in Net Assets From Operations	7,936,154	32,061,666

Distributions to Shareholders From (Note 1):
Net investment income	(4,115,233)	(3,312,084)
Return of capital	—	(4,918,381)
Decrease in Net Assets From Distributions to Shareholders	(4,115,233)	(8,230,465)
Increase in Net Assets	3,820,921	23,831,201

Net Assets:
Beginning of period	126,516,301	102,685,100
End of period*	$130,337,222	$126,516,301
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(1,116,506)	$632,905

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report	9

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2011

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$5,200,947
Operating expenses paid	(988,924)
Interest paid	(211,781)
Net sales and maturities of short-term investments	870,000
Realized loss on swap contracts	(392,311)
Realized gain on foreign currency transactions	488
Purchases of long-term investments	(13,273,466)
Proceeds from disposition of long-term investments	13,330,484
Change in cash deposits with brokers for swap contracts	(420,000)
Net Cash Provided By Operating Activities	4,115,437

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(4,115,233)
Net Cash Used By Financing Activities	(4,115,233)
Net Increase in Cash	204
Cash, Beginning of year	105
Cash, End of period	$309

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$7,936,154
Increase in investments and swaps, at value	(3,237,289)
Decrease in payable for securities purchased	(70,356)
Increase in dividends and interest receivable	(45,076)
Increase in swap contracts interest payable	2,837
Increase in receivable for securities sold	(5,808)
Increase in cash deposits with brokers for swap contracts	(420,000)
Increase in prepaid expenses	(9,157)
Decrease in interest payable	(88)
Decrease in accrued expenses	(35,780)
Total Adjustments	(3,820,717)
Net Cash Flows Provided by Operating Activities	$4,115,437

See Notes to Financial Statements.

10	LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2011[1]	2010	2009	2008	2007	2006

Net asset value, beginning of period[2]	$11.07	$8.98	$6.46	$16.04	$24.53	$20.58

Income (loss) from operations:
Net investment income	0.21	0.36	0.45	0.90	1.13	0.99
Net realized and unrealized gain (loss)	0.48	2.45	3.01	(8.10)	(7.04)	5.92
Distributions paid to taxable auction rate preferred stockholders	—	—	—	(0.21)	(0.46)	(0.42)
Total income (loss) from operations	0.69	2.81	3.46	(7.41)	(6.37)	6.49

Less distributions paid to common stock shareholders from:
Net investment income	(0.36)	(0.29)	(0.44)	(0.71)	(0.97)	(0.92)
Net realized gains	—	—	—	(0.48)	(1.15)	(1.62)
Return of capital	—	(0.43)	(0.50)	(0.98)	—	—
Total distributions	(0.36)	(0.72)	(0.94)	(2.17)	(2.12)	(2.54)

Net asset value, end of period	$11.40	$11.07	$8.98	$6.46	$16.04	$24.53

Market price, end of period	$10.53	$10.10	$8.05	$4.79	$14.52	$21.64
Total return, based on NAV[3,4]	6.60%	33.49%	63.57%	(49.80)%	(27.44)%	34.39%
Total return, based on Market Price[4]	7.92%	35.86%	97.75%	(58.88)%	(25.54)%	31.04%

Net assets, end of period (millions)	$130	$127	$103	$73	$180	$272

Ratios to average net assets[5]:
Gross expenses	1.81%[6]	2.08%	2.48%	2.27%	1.55%	1.57%[7]
Gross expenses, excluding interest expense	1.48 [6]	1.56 [8]	1.99 [8]	1.89 [8]	1.55	1.57 [7]
Net expenses[9]	1.81 [6]	2.08	2.42 [10,11]	2.01 [10,11]	1.17 [10,11]	1.09 [7,10,11]
Net expenses, excluding interest expense	1.48 [6]	1.56 [8]	1.92 [8,10,11]	1.63 [8,10,11]	1.17 [10,11]	1.09 [7,10,11]
Net investment income	3.71 [6]	3.57	6.76	6.83	5.18	4.31

Portfolio turnover rate	8%	12%	19%	14%	13%	18%

Auction Rate Preferred Stock[12]:
Total Amount Outstanding (000s)	—	—	—	—	$95,000	$95,000
Asset Coverage	—	—	—	—	72,306%	96,459%
Involuntary Liquidating Preference Per Share[13]	—	—	—	—	25,000	25,000

Supplemental data:
Loans Outstanding, End of Period (000s)	$45,000	$45,000	$34,000	$27,600	—	—
Asset Coverage for Loan Outstanding	390%	381%	402%	366%	—	—
Weighted Average Loan (000s)	$45,000	$38,690	$27,499	$46,502 [14]	—	—
Weighted Average Interest Rate on Loans	0.95%	1.53%	1.38%	3.43%	—	—

1	For the six months ended June 30, 2011 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
6	Annualized.
7

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.05%, respectively.

8	Ratio includes commitment fees incurred on the line of credit.
9	The impact of compensating balance arrangements, if any, was less than 0.01%.
10	Reflects fees forgone and/or expense reimbursements.
11

LMPFA has contractually agreed to waive a portion of its management fee in the amount of 0.32% of the Fund’s average daily managed assets from inception through July 31, 2007, 0.20% of the Fund’s average daily Managed Assets for the 12-month period ended July 31, 2008, and 0.10% of the Fund’s average daily Managed Assets for the 12-month period ended July 31, 2009. The waiver was eliminated August 1, 2009.

12

On September 30, 2002 and July 18, 2005, the Fund issued 2,600 and 1,200 shares, respectively, of Taxable Auction Rate Cumulative Preferred Stock at $25,000 per share. On August 26, 2008, the Fund fully redeemed the 3,800 shares of Taxable Auction Rate Cumulative Preferred Stock.

13	Excludes accrued interest or accumulated undeclared distributions.
14	For the period August 26 through December 31, 2008.

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report	11

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12	LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$108,832,767	—	—	$108,832,767
Preferred stocks:
Diversified	9,798,190	$ 3,507,192	—	13,305,382
Lodging/resorts	5,088,414	6,420,271	—	11,508,685
Regional malls	2,142,000	1,683,000	—	3,825,000
Retail-free standing	1,789,900	2,172,813	—	3,962,713
Other preferred stocks	32,164,164	—	—	32,164,164
Total long-term investments	$159,815,435	$13,783,276	—	$173,598,711
Short-term investments†	—	451,000	—	451,000
Total investments	$159,815,435	$14,234,276	—	$174,049,711

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Interest rate swaps	—	$862,700	—	$862,700

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement

LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report	13

in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the six months ended June 30, 2011, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

14	LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Concentration risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other

LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report	15

transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund held interest rate swaps with credit related contingent features which had a liability position of $862,700. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2011, the Fund had posted with its counterparties cash as collateral to cover the net liability of these derivatives amounting to $1,403,345, which could be used to reduce the required payment.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital.

16	LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under Fund’s Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for Fund’s shares.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income, net realized gains and return of capital, if any, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report	17

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and AEW Capital Management, L.P. (“AEW”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets plus assets attributable to any borrowings used for leverage (“Managed Assets”).

LMPFA delegates to AEW the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays AEW a fee at an annual rate equal to 50% of the management fee paid by the Fund to LMPFA, net of waivers. Effective August 15, 2011, LMPFA assumes primary responsibility for the day-to-day management of the Fund’s portfolio.

During periods in which the Fund is utilizing leverage, the fees which are payable to LMPFA as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s managed assets.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$13,203,110
Sales	13,334,607

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,885,760
Gross unrealized depreciation	(1,754,640)
Net unrealized appreciation	$30,131,120

18	LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At June 30, 2011, the Fund held the following open swap contracts:

INTEREST RATE SWAPS

Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund‡	Payments Received by the Fund‡	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Wells Fargo Bank, N.A.	$ 5,000,000	7/22/12	4.500%	1-Month LIBOR	—	$(224,571)
Wells Fargo Bank, N.A.	5,000,000	11/25/14	2.395%	1-Month LIBOR	—	(197,695)
Wells Fargo Bank, N.A.	5,000,000	12/5/15	2.003%	1-Month LIBOR	—	(66,870)
Wells Fargo Bank, N.A.	5,000,000	11/25/16	2.915%	1-Month LIBOR	—	(219,394)
Wells Fargo Bank, N.A.	10,000,000	12/5/17	2.668%	1-Month LIBOR	—	(154,170)
Total	$30,000,000				—	$(862,700)

‡  Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2011.

LIABILITY DERIVATIVES1

Interest Rate Contracts Risk
Swap contracts	$862,700

1  Generally, the balance sheet location for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Swap contracts	$(395,148)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Swap contracts	$(259,876)

LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report	19

During the six months ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Notional Balance
Interest rate swap contracts	$30,000,000

5. Line of credit

The Fund has a revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $75,000,000. The agreement has a six-month term but will renew everyday for a six-month term unless notice to the contrary is given to the Fund. The Fund may pay a commitment fee at an annual rate of 0.50% on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR plus any applicable margin. Interest expense related to the loan for the six months ended June 30, 2011 was $211,693. For the six months ended June 30, 2011, the Fund did not incur a commitment fee. For the six months ended June 30, 2011, the Fund had an average daily loan balance outstanding of $45,000,000 and the weighted average interest rate was 0.95%. At June 30, 2011, the Fund had $45,000,000 of borrowings outstanding per this credit agreement.

6. Distributions subsequent to June 30, 2011

On May 16, 2011, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0600 per share, payable on July 29, 2011, August 26, 2011 and September 30, 2011 to shareholders of record on July 22, 2011, August 19, 2011 and September 23, 2011, respectively.

On August 15, 2011, the Board declared three distributions, each in the amount of $0.0600 per share, payable on October 28, 2011, November 25, 2011 and December 23, 2011 to shareholders of record on October 21, 2011, November 18, 2011 and December 16, 2011, respectively.

7. Capital loss carryforward

As of December 31, 2010, the Fund had a net capital loss carryforward of approximately $33,990,089, of which $33,863,688 expires in 2017 and $126,401 expires in 2018. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either

20	LMP Real Estate Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

LMP Real Estate Income Fund Inc.	21

Additional shareholder information (unaudited)

Results of first annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Real Estate Income Fund Inc. was held on April 29, 2011, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Daniel P. Cronin	9,405,452	996,760
Paolo M. Cucchi	9,283,102	1,119,110
Riordan Roett	9,312,434	1,089,778

At June 30, 2011, in addition to Daniel P. Cronin, Paolo M. Cucchi and Riordan Roett, the other Directors of the Fund were as follows:

Carol L. Colman
Leslie H. Gelb
R. Jay Gerken, CFA
William R. Hutchinson
Jeswald W. Salacuse

22	LMP Real Estate Income Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw

LMP Real Estate Income Fund Inc.	23

from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-888-888-0151.

LMP Real Estate Income Fund Inc.

Directors	LMP Real Estate Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken, CFA	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadviser	New York, NY 10017
Jeswald W. Salacuse	AEW Capital Management, L.P.*
New York Stock Exchange Symbol
Officers	Custodian	RIT
R. Jay Gerken, CFA	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street
Kaprel Ozsolak	Boston, MA 02111
Chief Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
Vanessa A. Williams	59 Maiden Lane
Identity Theft Protection Officer	New York, NY 10038
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*  Effective August 15, 2011, AEW Capital Management, L.P., is no longer the subadviser of the Fund.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Real Estate Income Fund Inc.

LMP Real Estate Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

FD02814 8/11 SR11-1444

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)                 Not applicable.

Exhibit 99.CODE ETH

(a) (2)                 Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
LMP Real Estate Income Fund Inc.

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Real Estate Income Fund Inc.

Date:	August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
LMP Real Estate Income Fund Inc.

Date:	August 26, 2011